Exhibit 31.1
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                  PURSUANT TO SECTION 302 OF SARBANES-OXLEY ACT

I, William B. Yarmuth, certify that:

1. I have reviewed this Amendment No. 1 to the annual report on Form 10-K/A of Almost Family, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

      Date:   April 30, 2007

BY  /s/ William B. Yarmuth
        -------------------
        William B. Yarmuth
        Chairman of the Board, President &
        Chief Executive Officer